Exhibit 99.1

Teradyne Reports Third Quarter 2010 Results

-	Q3’10 revenue of $502 million, up 10% from Q2’10 and up 92% from Q3’09

-	Q3’10 diluted non-GAAP income of $0.82 per share, up from $0.69 per share in Q2’10 and $0.14 per share in Q3’09; Q3’10 diluted GAAP income of $0.66 per share

-	Q4’10 guidance: Revenue of $300 million to $325 million: Diluted non-GAAP income of $0.21 to $0.28 per share; Diluted GAAP income of $0.14 to $0.20 per share

NORTH READING, Mass. – October 27, 2010 – Teradyne, Inc. (NYSE: TER) reported revenue of $502 million for the third quarter of 2010 of which $448 million was in Semiconductor Test and $54 million in Systems Test Group. On a non-GAAP basis, Teradyne’s net income in the third quarter was $156.4 million, or $0.82 per diluted share, which excluded acquired intangible asset amortization, non-cash convertible debt interest and restructuring and other charges. GAAP net income for the third quarter was $147.3 million, or $0.66 per diluted share.

Bookings in the third quarter of 2010 were $350 million of which $259 million were in Semiconductor Test and $91 million in the Systems Test Group.

Guidance for the fourth quarter of 2010 is revenue of $300 million to $325 million, with non-GAAP net income per diluted share of $0.21 to $0.28 and GAAP net income per diluted share of $0.14 to $0.20. Non-GAAP guidance excludes acquired intangible asset amortization, non-cash convertible debt interest and restructuring and other charges.

“In the third quarter, we recorded the highest operating profit rate in Teradyne’s history driven by very strong System-on-Chip (SOC) test revenues,” said Mike Bradley, Teradyne president and CEO. “Our memory test business was stable and we saw order growth in all segments of our Systems Test Group, led by Hard Disk Drive. After five quarters of sequential growth, SOC orders fell sharply as our customers digest the investments made over the last year. Regardless of the duration of this downturn in SOC orders, we’re confident our growing market share, lean operating model and strict cost discipline will deliver strong financial performance across the cycle.”

Webcast

A webcast to discuss third quarter results, along with management’s business outlook will be held at 10 a.m. EDT, Thursday, October 28, 2010. Interested investors should access the webcast at www.teradyne.com and click on “Investors” at least five minutes before the call begins. The webcast replay will be available on www.teradyne.com. In addition, a conference call replay will be available approximately two hours after the call. The replay number in the U.S. & Canada is 800-642-1687. The replay number outside the U.S. & Canada is 706-645-9291. The pass code for both numbers is 89233317. The replay will be available via phone and web site through November 14, 2010.

Non-GAAP Results

In addition to disclosing results that are determined in accordance with GAAP, Teradyne also discloses non-GAAP results of operations that exclude certain income items and charges. These results are provided

Teradyne Reports Third Quarter 2010 Results

as a complement to results provided in accordance with GAAP. Non-GAAP income/(loss) from operations and non-GAAP net income/(loss) exclude goodwill impairment, in-process research and development, non- cash convertible debt interest, write-off of credit line debt issue costs, restructuring and other, net, fair value inventory step-up related to Nextest and Eagle Test, (losses)/gains on marketable securities and acquired intangible asset amortization, as well as applicable adjustments to profit sharing (prior to January 1, 2010) and income taxes due to these exclusions. GAAP requires that these items be included in determining income/(loss) from operations and net income/(loss). Non-GAAP income/(loss) from operations, non-GAAP net income/(loss), non-GAAP income/(loss) from operations and non-GAAP net income/(loss) as a percentage of revenue, and non-GAAP net income/(loss) per share are non-GAAP measures presented to provide meaningful supplemental information regarding Teradyne’s baseline performance before gains, losses or other charges that may not be indicative of Teradyne’s current core business or future outlook. These non-GAAP measures are used to make operational decisions, to determine employee compensation, to forecast future operational results, and for comparison with Teradyne’s business plan, historical operating results and the operating results of Teradyne’s competitors. Non-GAAP gross margin excludes charges related to the fair value inventory step-up recorded as part of acquisition purchase accounting. GAAP requires that this item be included in determining gross margin. Non-GAAP gross margin dollar amount and percentage are non-GAAP measures that management believes provide useful supplemental information for management and the investor. Management uses non-GAAP gross margin as a performance measure for Teradyne’s current core business and future outlook and for comparison with Teradyne’s business plan, historical gross margin results and the gross margin results of Teradyne’s competitors. Non-GAAP diluted shares include the impact of Teradyne’s call option on its shares. Management believes each of these non-GAAP measures provides useful supplemental information for investors, allowing greater transparency to the information used by management in its operational decision making and in the review of Teradyne’s financial and operational performance, as well as facilitating meaningful comparisons of Teradyne’s results in the current period compared with those in prior and future periods. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the attached exhibits and on the Teradyne website at www.teradyne.com by clicking on “Investors” and then selecting the “GAAP to Non-GAAP Reconciliation” link. The presentation of non-GAAP measures is not meant to be considered in isolation, as a substitute for, or superior to, financial measures or information provided in accordance with GAAP.

About Teradyne

Teradyne (NYSE:TER) the leading supplier of Automatic Test Equipment used to test complex electronics used in the consumer electronics, automotive, computing, telecommunications, and aerospace and defense industries. In 2009, Teradyne had sales of $819 million and currently employs about 3,000 people worldwide. For more information, visit www.teradyne.com. Teradyne(R) is a registered trademark of Teradyne, Inc. in the U.S. and other countries. All product names are trademarks of Teradyne, Inc. (including its subsidiaries) or their respective owners.

Safe Harbor Statement

This release contains forward-looking statements regarding future business prospects, Teradyne’s results of operations and market conditions. Such statements are based on the current assumptions and expectations of Teradyne’s management and are neither promises nor guarantees of future performance.

Teradyne Reports Third Quarter 2010 Results

You can identify these forward-looking statements based on the context of the statements and by the fact that they use words such as “will,” “anticipate,” “expect,” “project,” “intend,” “plan,” “believe,” “target” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. There can be no assurance that management’s estimates of Teradyne’s future results or other forward looking statements will be achieved. Important factors that could cause actual results to differ materially from those presently expected include: conditions affecting the markets in which Teradyne operates; decreased or delayed product demand; and other events, factors and risks disclosed in filings with the SEC, including, but not limited to, the “Risk Factors” section of Teradyne’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and Quarterly Report on Form 10-Q for the period ended July 4, 2010. The forward-looking statements provided by Teradyne in this press release represent management’s views as of the date of this release. Teradyne anticipates that subsequent events and developments may cause management’s views to change. However, while Teradyne may elect to update these forward-looking statements at some point in the future, Teradyne specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Teradyne’s views as of any date subsequent to the date of this release.

TERADYNE, INC. REPORT FOR THE THIRD QUARTER OF 2010

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

	Quarter Ended			Nine Months Ended
	October 3, 2010	July 4, 2010	October 4, 2009	October 3, 2010	October 4, 2009
Net Revenues	$502,086	$454,776	$262,162	$1,286,485	$552,350
Cost of Revenues (1)	226,311	200,473	155,407	582,863	365,106

Gross Profit	275,775	254,303	106,755	703,622	187,244

Operating Expenses:
Engineering and Development	50,122	50,393	38,266	149,567	123,915
Selling and Administrative	61,109	58,343	46,314	175,323	148,944
Acquired Intangible Asset Amortization	7,291	7,313	8,214	21,960	24,667
Restructuring and Other, net (2)	(859)	1,700	5,189	2,105	36,424

Operating Expenses	117,663	117,749	97,983	348,955	333,950

Income/(Loss) from Operations	158,112	136,554	8,772	354,667	(146,706)

Interest & Other (3)	(4,096)	(4,862)	(3,597)	(14,029)	(15,555)

Income/(Loss) Before Income Taxes	154,016	131,692	5,175	340,638	(162,261)
Income Tax Provision/(Benefit)	6,676	9,543	(1,500)	21,049	(11,500)

Net Income/(Loss)	$147,340	$122,149	$6,675	$319,589	$(150,761)

Net Income/(Loss) per Common Share:
Basic	$0.81	$0.68	$0.04	$1.78	$(0.87)

Diluted	$0.66	$0.55	$0.04	$1.45	$(0.87)

Weighted Average Common Shares–Basic	181,239	179,990	174,495	179,365	173,216

Weighted Average Common Shares–Diluted (4)	229,389	231,541	180,792	229,069	173,216

Net Orders	$350,169	$511,923	$288,048	$1,396,492	$651,725

(1) Cost of Revenues includes:	Quarter Ended			Nine Months Ended
	October 3, 2010	July 4, 2010	October 4, 2009	October 3, 2010	October 4, 2009
Sale of Previously Written Down Inventory	$(1,312)	$(5,232)	$(588)	$(6,544)	$(588)
Provision for Excess and Obsolete Inventory	3,738	301	5,976	5,403	27,003
Cost for Purchase Accounting Inventory Step-up	—	—	5,700	—	10,863
Insurance Recovery Gain	—	—	—	—	(1,000)

	$2,426	$(4,931)	$11,088	$(1,141)	$36,278

(2) Restructuring and other, net consists of:	Quarter Ended			Nine Months Ended
	October 3, 2010	July 4, 2010	October 4, 2009	October 3, 2010	October 4, 2009
Employee Severance	$1,928	$745	$1,237	$3,937	$32,891
Facility Related	(2,787)	955	4,419	(1,832)	4,419
Long-Lived Asset Impairment	—	—	—	—	1,068
Eagle Test Purchase Accounting Adjustment	—	—	(467)	—	(1,954)

	$(859)	$1,700	$5,189	$2,105	$36,424

(3) Interest and Other includes:	Quarter Ended			Nine Months Ended
	October 3, 2010	July 4, 2010	October 4, 2009	October 3, 2010	October 4, 2009
Non-cash Convertible Debt Interest	$2,669	$2,580	$2,329	$7,743	$4,580
Expense for Deferred Debt Financing Costs as a Result of Repayment and Termination of the Revolving Line of Credit	—	—	—	—	2,488
Other-Than-Temporary Impairment and Realized (Gains)/Losses on Marketable Securities	—	—	(572)	—	2,000

	$2,669	$2,580	$1,757	$7,743	$9,068

(4)	Under GAAP, when calculating diluted earnings per share, convertible debt must be assumed to have converted if the effect on EPS would be dilutive. Diluted shares assume the conversion of the convertible debt as the effect would be dilutive. Accordingly, for the quarters ended October 3, 2010 and July 4, 2010, 34.7 million shares have been included in diluted shares and net interest expense of approximately $4.4 million has been added back to net income for the diluted earnings per share calculation. For the nine months ended October 3, 2010, 34.7 million shares have been included in diluted shares and net interest expense of approximately $13.2 million has been added back to net income for the diluted earnings per share calculation.

CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands)

	October 3, 2010	December 31, 2009
Assets
Cash and Cash Equivalents	$433,915	$416,737
Marketable Securities	263,881	46,933
Accounts Receivable	306,522	125,236
Inventories	102,848	90,836
Deferred Tax Assets	20,017	18,944
Prepayments and Other Current Assets	60,920	63,606

Total Current Assets	1,188,103	762,292

Net Property, Plant and Equipment	232,348	246,362
Long-Term Marketable Securities	201,486	55,130
Retirement Plan Assets	23,405	—
Intangible Assets	130,231	152,192
Other Assets	16,038	19,361

Total Assets	$1,791,611	$1,235,337

Liabilities
Accounts Payable	$133,330	$66,765
Accrued Employees’ Compensation and Withholdings	91,780	55,356
Deferred Revenue and Customer Advances	101,584	104,439
Other Accrued Liabilities	57,566	54,640
Accrued Income Taxes	14,625	—
Current Debt	2,397	2,157

Total Current Liabilities	401,282	283,357

Long-Term Deferred Revenue and Customer Advances	80,818	2,318
Retirement Plans Liabilities	68,663	115,101
Deferred Tax Liabilities	10,271	8,041
Other Long-Term Liabilities	15,954	20,841
Long-Term Debt	147,287	141,100

Total Liabilities	724,275	570,758

Shareholders’ Equity	1,067,336	664,579

Total Liabilities and Shareholders’ Equity	$1,791,611	$1,235,337

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands)

	Quarter Ended		Nine Months Ended
	October 3, 2010	October 4, 2009	October 3, 2010	October 4, 2009
Cash flows from operating activities:
Net income (loss)	$147,340	$6,675	$319,589	$(150,761)

Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities:
Depreciation	13,115	15,466	40,055	45,717
Amortization	11,549	11,906	34,740	33,249
Stock-based compensation	7,813	6,160	23,365	18,268
Provision for excess and obsolete inventory	3,738	5,976	5,403	23,681
(Gain) loss on sale and impairment of marketable securities, net	—	(572)	398	2,000
Non-cash charge for sale of inventories revalued at the date of acquisition	—	5,700	—	10,863
Revolving credit facility issue costs	—	—	—	2,488
Deferred taxes	(447)	(406)	(460)	(6,258)
Other	196	782	1,643	1,696
Changes in operating assets and liabilities, net of businesses acquired:
Accounts receivable	(58,504)	(65,780)	(181,286)	(30,022)
Inventories	(14,285)	16,949	10,794	45,911
Other assets	(14,464)	(7,077)	896	(4,685)
Deferred revenue and customer advances	138,139	77,280	75,645	67,921
Accounts payable and accrued expenses	43,895	31,605	95,460	1,810
Retirement plan contributions	(26,172)	(1,746)	(50,849)	(5,718)
Accrued income taxes	3,279	—	14,625	—

Net cash provided by operating activities	255,192	102,918	390,018	56,160

Cash flows from investing activities:
Purchases of property, plant and equipment	(18,253)	(9,155)	(53,959)	(26,583)
Purchases of available-for-sale marketable securities	(254,440)	(31,470)	(478,260)	(31,470)
Proceeds from sales of available-for-sale marketable securities	47,580	11,138	94,846	23,085
Proceeds from sales of trading marketable securities	50	—	23,750	—
Proceeds from life insurance	—	—	1,091	1,076
Acquisition of businesses, net of cash acquired	—	—	—	(3,741)

Net cash used for investing activities	(225,063)	(29,487)	(412,532)	(37,633)

Cash flows from financing activities:
Issuance of common stock	353	983	42,225	15,256
Payments of long-term debt	(1,182)	(1,069)	(2,305)	(1,069)
Proceeds from long-term debt	—	—	—	172,914
Repayment of revolving credit facility principal	—	—	—	(122,500)

Net cash (used for) provided by financing activities	(829)	(86)	39,920	64,601

Effect of exchange rate changes on cash and cash equivalents	619	(685)	(228)	908

Increase in cash and cash equivalents	29,919	72,660	17,178	84,036
Cash and cash equivalents at beginning of period	403,996	334,081	416,737	322,705

Cash and cash equivalents at end of period	$433,915	$406,741	$433,915	$406,741

GAAP to Non-GAAP Earnings Reconciliation

(In millions, except per share amounts)

	Quarter Ended
	October 3, 2010	% of Net Revenues			July 4, 2010	% of Net Revenues			October 4, 2009	% of Net Revenues
Net Revenues	$502.1				$454.8				$262.2

Gross Margin—GAAP	$275.8	54.9%			$254.3	55.9%			$106.8	40.7%
Inventory step-up reversal (1)	—	—			—	—			5.7	2.2%

Gross Margin—non-GAAP	$275.8	54.9%			$254.3	55.9%			$112.5	42.9%

Income from Operations—GAAP	$158.1	31.5%			$136.6	30.0%			$8.8	3.4%
Acquired intangible asset amortization	7.3	1.5%			7.3	1.6%			8.2	3.1%
Restructuring and other, net (2)	(0.9)	-0.2%			1.7	0.4%			5.2	2.0%
Inventory step-up reversal (1)	—	—			—	—			5.7	2.2%
Profit sharing adjustment (3)	—	—			—	—			(2.2)	-0.8%

Income from Operations—non-GAAP	$164.5	32.8%			$145.6	32.0%			$25.7	9.8%

			Net Income per Common Share				Net Income per Common Share				Net Income per Common Share
	October 3, 2010	% of Net Revenues	Basic	Diluted	July 4, 2010	% of Net Revenues	Basic	Diluted	October 4, 2009	% of Net Revenues	Basic	Diluted
Net Income—GAAP	$147.3	29.3%	$0.81	$0.66	$122.1	26.8%	$0.68	$0.55	$6.7	2.6%	$0.04	$0.04
Acquired intangible asset amortization	7.3	1.5%	0.04	0.04	7.3	1.6%	0.04	0.04	8.2	3.1%	0.05	0.05
Interest and other (4)	2.7	0.5%	0.01	0.01	2.6	0.6%	0.01	0.01	1.8	0.7%	0.01	0.01
Restructuring and other, net (2)	(0.9)	-0.2%	—	—	1.7	0.4%	0.01	0.01	5.2	2.0%	0.03	0.03
Convertible share adjustment (5)	—	—	—	0.11	—	—	—	0.08	—	—	—	—
Inventory step-up reversal (1)	—	—	—	—	—	—	—	—	5.7	2.2%	0.03	0.03
Profit sharing adjustment (3)	—	—	—	—	—	—	—	—	(2.2)	-0.8%	(0.01)	(0.01)

Net Income—non-GAAP	$156.4	31.1%	$0.86	$0.82	$133.7	29.4%	$0.74	$0.69	$25.4	9.7%	$0.14	$0.14

GAAP and Non-GAAP Weighted Average Common Shares—Basic	181.2				180.0				174.5

GAAP Weighted Average Common Shares—Diluted	229.4				231.5				180.8
Exclude dilutive shares from convertible note	(34.7)				(34.7)				—
Exclude dilutive shares from convertible note hedge warrant	—				—				(1.8)

Non-GAAP Weighted Average Common Shares—Diluted (5)	194.7				196.8				179.0

(1) Reversal of Eagle Test purchase accounting inventory step-up.

(2) Restructuring and other, net consists of:
	Quarter Ended
	October 3, 2010				July 4, 2010				October 4, 2009
Employee Severance	$1.9				$0.7				$1.2
Facility Related	(2.8)				1.0				4.4
Eagle Test Purchase Accounting Adjustment	—				—				(0.4)

	$(0.9)				$1.7				$5.2

(3)	Profit sharing adjustment for non-GAAP items. Commencing January 1, 2010, this adjustment is no longer made.

(4)	For the quarters ended October 3, 2010, July 4, 2010 and October 4, 2009, Interest and Other included non-cash convertible debt interest.

(5)	For the quarters ended October 3, 2010 and July 4, 2010, the calculation of non-GAAP diluted earnings per share gives benefit to the Company's call option on its stock for 34.7 million shares at $5.48. As a result, 8.5 million and 11.2 million shares, respectively, have been included in non-GAAP diluted shares and net interest expense of approximately $2.3 million has been added back to non-GAAP net income for the non-GAAP diluted earnings per share calculation.

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	Nine Months Ended
	October 3, 2010	% of Net Revenues			October 4, 2009	% of Net Revenues
Net Revenues	$1,286.5				$552.4

Gross Margin—GAAP	$703.6	54.7%			$187.2	33.9%
Inventory step-up reversal (1)	—	—			10.9	2.0%
Insurance recovery	—	—			(1.0)	-0.2%

Gross Margin—non-GAAP	$703.6	54.7%			$197.1	35.7%

Income/(Loss) from Operations—GAAP	$354.7	27.6%			$(146.7)	-26.6%
Acquired intangible asset amortization	22.0	1.7%			24.7	4.5%
Restructuring and other, net (2)	2.1	0.2%			36.4	6.6%
Inventory step-up reversal (1)	—	—			10.9	2.0%
Insurance recovery	—	—			(1.0)	-0.2%
Profit sharing adjustment (3)	—	—			(2.2)	-0.4%

Income/(Loss) from Operations—non-GAAP	$378.8	29.4%			$(77.9)	-14.1%

			Net Income per Common Share				Net Income/ (Loss) per Common Share
	October 3, 2010	% of Net Revenues	Basic	Diluted	October 4, 2009	% of Net Revenues	Basic	Diluted
Net Income/(Loss)—GAAP	$319.6	24.8%	$1.78	$1.45	$(150.8)	-27.3%	$(0.87)	$(0.87)
Acquired intangible asset amortization	22.0	1.7%	0.12	0.11	24.7	4.5%	0.14	0.14
Interest and other (4)	7.7	0.6%	0.04	0.04	9.1	1.6%	0.05	0.05
Restructuring and other, net (2)	2.1	0.2%	0.01	0.01	36.4	6.6%	0.21	0.21
Convertible share adjustment (5)	—	—	—	0.23	—	—	—	—
Inventory step-up reversal (1)	—	—	—	—	10.9	2.0%	0.06	0.06
Insurance recovery	—	—	—	—	(1.0)	-0.2%	(0.01)	(0.01)
Profit sharing adjustment (3)	—	—	—	—	(2.2)	-0.4%	(0.01)	(0.01)
Income tax adjustment (6)	—	—	—	—	(2.9)	-0.5%	(0.02)	(0.02)

Net Income/(Loss)—non-GAAP	$351.4	27.3%	$1.96	$1.84	$(75.8)	-13.7%	$(0.44)	$(0.44)

GAAP and Non-GAAP Weighted Average Common Shares—Basic	179.4				173.2

GAAP Weighted Average Common Shares—Diluted	229.1				173.2
Exclude dilutive shares from convertible note	(34.7)				—

Non-GAAP Weighted Average Common Shares—Diluted (5)	194.4				173.2

(1)Reversal of Eagle Test purchase accounting inventory step-up.

(2)Restructuring and other, net consists of:
	Nine Months Ended
	October 3, 2010				October 4, 2009
Employee Severance	$3.9				$32.9
Facility Related	(1.8)				4.4
Eagle Test Purchase Accounting Adjustment	—				(2.0)
Long-Lived Asset Impairment	—				1.1

	$2.1				$36.4

(3)	Profit sharing adjustment for non-GAAP items. Commencing January 1, 2010, this adjustment is no longer made.

(4)	For the nine months ended October 3, 2010, Interest and Other included non-cash convertible debt interest. For the nine months ended October 4, 2009, Interest and Other included a charge to expense deferred debt financing costs as a result of the repayment and termination of Teradyne's revolving line of credit, non-cash convertible debt interest, and a charge for other-than-temporary impairment and realized losses on marketable securities.

(5)	For the nine months ended October 3, 2010, the calculation of non-GAAP diluted earnings per share gives benefit to the Company's call option on its stock for 34.7 million shares at $5.48. As a result, 9.6 million shares have been included in non-GAAP diluted shares and net interest expense of approximately $7.1 million has been added back to non-GAAP net income for the non-GAAP diluted earnings per share calculation.

(6)	Income tax adjustment related to a discrete foreign exchange item.

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GAAP to Non-GAAP Reconciliation of fourth quarter 2010 guidance:

GAAP and Non-GAAP fourth quarter revenue guidance:	$300 million	to	$325 million
GAAP net income per diluted share	$0.14		$0.20
Exclude acquired intangible asset amortization	$0.04		$0.04
Exclude non-cash convertible debt interest	$0.01		$0.01
Exclude dilutive shares from convertible note	$0.02		$0.03

Non-GAAP net income per diluted share	$0.21		$0.28

For press releases and other information of interest to investors, please visit Teradyne's homepage at http://www.teradyne.com.

Contact: Teradyne, Inc.

Andy Blanchard 978-370-2425

Vice President of Corporate Relations

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